UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 1, 2025

The First of Long Island Corporation
(Exact name of the registrant as specified in its charter)

New York	001-32964	11-2672906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900
(Registrant’s telephone number)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.10 par value per share	FLIC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated September 4, 2024 (the “Merger Agreement”), by and between ConnectOne Bancorp, Inc., a New Jersey corporation (“ConnectOne”) and The First of Long Island Corporation (“FLIC”). Pursuant to the Merger Agreement, effective on June 1, 2025, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, at the closing, FLIC merged with and into ConnectOne, with ConnectOne as the surviving entity (the “Merger”). On June 1, 2025, immediately following the Merger, First National Bank of Long Island, a national banking association and wholly-owned subsidiary of FLIC, merged with and into ConnectOne Bank, a New Jersey chartered commercial bank and a wholly owned subsidiary of ConnectOne, with ConnectOne Bank as the surviving bank (the “Bank Merger” and, together with the Merger, the “Transaction”).

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 1, 2025, the Merger was consummated. On June 1, 2025, immediately following the Merger and before the opening of business, the Bank Merger was consummated.

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.10 par value, of FLIC (“FLIC Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares of FLIC Common Stock (i) held in the FLIC’s treasury and (ii) held by FLIC or ConnectOne, was converted into the right to receive 0.5175 of a share (the “Exchange Ratio”) of common stock, no par value per share, of ConnectOne (“ConnectOne Common Stock” and such consideration, the “Merger Consideration”). Holders of FLIC Common Stock will receive cash in lieu of fractional shares of ConnectOne Common Stock.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each FLIC restricted stock unit fully vested and was converted into the right to receive the Merger Consideration, less applicable withholding taxes. Any applicable performance-based vesting conditions were deemed achieved at “target” level performance at closing.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, FLIC no longer fulfills the listing requirements of the Nasdaq Capital Market (“Nasdaq”). FLIC notified Nasdaq that trading in Company common stock should be suspended and the listing of Company common stock should be removed, in each case effective as of the Effective Time, and requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration of Company common stock on Form 25 to effect the delisting of all shares of FLIC Common Stock from Nasdaq and the deregistration of such FLIC Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). ConnectOne, as successor to FLIC, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of the FLIC Common Stock under Section 12(g) of the Exchange Act and the suspension of FLIC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03  Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of FLIC Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of FLIC other than (except with respect to certain shares held in FLIC’s treasury or held by FLIC or ConnectOne) the right to receive the Merger Consideration in accordance with the Merger Agreement.

Item 5.01 Changes in Control of Registrant.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, FLIC’s directors and executive officers ceased serving as directors and executive officers of FLIC. In addition, as of the Effective Time and in accordance with the Merger Agreement, the following individuals, each of whom was a member of the board of directors of FLIC immediately prior to consummation of the Merger, were appointed to the board of directors of ConnectOne: Christopher Becker, Edward J. Haye and Peter Quick. As of the Effective Time and in accordance with the Merger Agreement, Mr. Becker is serving as the non-executive Vice Chairman of the Board of Directors of ConnectOne.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, FLIC ceased to exist and the Certificate of Incorporation and the Bylaws of FLIC ceased to be in effect by operation of law. The Certificate of Incorporation and Bylaws of ConnectOne, as in effect immediately prior to the Effective Time, remain in effect as the Certificate of Incorporation and Bylaws of ConnectOne as the surviving entity of the Merger.

The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)   Exhibits.

Exhibit No. Description

2.1
Agreement and Plan of Merger dated September 4, 2024 by and between ConnectOne Bancorp, Inc. and The First of Long Island Corporation (incorporated by reference to Exhibit 2.1 to Registrant's Form 8-K filed on September 5, 2024).

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(as successor by merger to The First of Long Island Corporation)

By:  /s/ William S. Burns
William S. Burns
Senior Executive Vice President and Chief Financial Officer

Dated:  June 2, 2025